UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2026

SPARK I ACQUISITION CORPORATION

(Exact name of registrant as specified in its Articles)

Cayman Islands	001-41825	87-1738866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3790 El Camino Real, Unit #570

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 353-7082

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SPKLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SPKL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	SPKLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Spark I Acquisition Corporation (the “Company”) is filing this Form 8-K/A to amend and restate Item 8.01 of the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission on September 29, 2026 (the “Original Form 8-K”) to correct the estimated redemption price of the Company’s Class A ordinary shares disclosed therein. No other changes are being made to the Original Form 8-K. All other Items in the Original Form 8-K, including Items 1.01, 2.03, 3.02, 5.03, 5.07, 7.01 and 9.01, and their related exhibits, are incorporated herein by reference to the Original Form 8-K and are not amended hereby. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Form 8-K.

Item 8.01.	Other Events.

In addition to the Sponsor Contributions, the Company will contribute a one time deposit into the Trust Account (the “Additional Contribution”) in the amount of $0.10 per each public share not redeemed in connection with the EGM. The Additional Contribution will occur on Monday, October 5, 2026 and will increase the per share price payable by the Company to its public shareholders in connection with (i) any redemptions relating to the Company’s extraordinary general meeting of shareholders held to approve the proposed business combination with ZincFive, Inc. or (ii) the Company’s liquidation, whichever is earlier. The Additional Contribution will be in addition to the monthly Sponsor Contributions.

Any public shareholders who have previously submitted a redemption request to the Company’s transfer agent in connection with the EGM may withdraw their redemption request by contacting Continental no later than 5:00 p.m., Eastern time, on Friday October 2, 2026. Public shareholders who previously submitted redemption requests who do not withdraw such requests prior to October 2, 2026 will receive the original redemption price for their shares, which is estimated to be approximately $11.60 per share.

To withdraw redemption requests, contact Continental at spacredemptions@continentalstock.com prior to 5:00 p.m., Eastern time, on Friday October 2, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK I ACQUISITION CORPORATION

By:	/s/ James Rhee
Name:	James Rhee
Title:	Chief Executive Officer

Date: September 30, 2026